UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2013

Vocus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12051 Indian Creek Court Beltsville, Maryland	20705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 459-2590

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 27, 2013, Vocus, Inc. (the “Company”) will host a Digital Marketing Day presentation. Stephen Vintz, the Company’s Executive Vice President and Chief Financial Officer, will discuss, among other things, the Company’s anticipated revenues for 2013 and its long-term financial model. The Company is furnishing on this Form 8-K as Exhibit 99.1 a series of slides to be referenced in Mr. Vintz’s remarks at the presentation.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibit contain “forward-looking” statements that are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “may,” “will,” “expects,” “projects,” “anticipates,” “estimates,” “believes,” “intends,” “plans,” “should,” “seeks,” and similar expressions. This Current Report and the attached exhibit contain forward-looking statements relating to, among other things, the Company’s expectations and assumptions concerning future financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual future results to differ materially from those projected or contemplated in the forward-looking statements. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission

The risks and uncertainties referred to above include, but are not limited to: risks associated with possible fluctuations in the Company’s operating results and rate of growth; the Company’s history of operating losses; risks associated with acquisitions, including the Company’s ability to successfully integrate acquired businesses; risks associated with the Company’s foreign operations; interruptions or delays in the Company’s service or its web hosting; the Company’s business model; breach of the Company’s security measures; the emerging market in which the Company operates; the Company’s relatively limited operating history; the Company’s ability to hire, retain, and motivate its employees and manage its growth; competition; the Company’s ability to continue to release and gain customer acceptance of new and improved versions of its service; successful customer deployment and utilization of the Company’s services; fluctuations in the number of shares outstanding; foreign currency exchange rates; and interest rates.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

99.1	Digital Marketing Day presentation slides dated February 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

February 27, 2013	By:	/s/ Stephen Vintz

		Name:	Stephen Vintz
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibits.

99.1	Digital Marketing Day presentation slides dated February 27, 2013